Exhibit 10.24


              BASE SALARIES OF NAMED EXECUTIVE OFFICERS OF KEYSPAN
                        IN EFFECT AS OF FEBRUARY 23, 2006

On February 23, 2006, following the recommendation of the Compensation and Management Development Committee, KeySpan's Board of Directors set the 2006 annual base salaries of the named executive officers (as defined in Item 402(a)(3) of Regulation S-K) of KeySpan Corporation (effective as of the date indicated) as follows:

      Name                                                          Salary
      ----                                                          ------
Robert B. Catell
Chairman and Chief Executive Officer                                 $1,140,000
(Effective January 1, 2006)

Robert J. Fani
President & Chief Operating Officer                                  $782,000
(Effective January 1, 2006)

Wallace P. Parker Jr.
President, Energy Delivery and Customer Relationship Group          $625,000
(Effective January 1, 2006)

Steven L. Zelkowitz
President, Energy Assets and Supply Group                            $625,000
(Effective January 1, 2005)

Gerald Luterman
Executive Vice President & Chief Financial Officer                   $488,000
(Effective February 1, 2006)